Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

B&O
ONE WAY

Q3 2022

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

Table of Contents		Supplemental Report – September 30, 2022

Section I – Third Quarter 2022 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	29
Market Capitalization	4	Core Top Tenants	33
Operating Statements		Core Lease Expirations	34
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	35
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	36
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	14	Fund Overview	37
Fee Income	15	Fund Properties	39
Structured Financing	16	Fund Lease Expirations	42
Other Information		Development and Redevelopment Activity	43
Transactional Activity	17
2022 Guidance	19
Net Asset Valuation Information	20
Selected Financial Ratios	21	Section V – Other Information
Debt Analysis
Summary	24	Important Notes	45
Detail	25
Maturities	27

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2022		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Jennifer Han	Symbol AKR
	Suite 300	Assistant Controller
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – September 30, 2022	(Including pro-rata share of Fund debt, in thousands)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	94,951			Balance at 12/31/2021	89,304	5,059	94,363
Common Operating Partnership ("OP") Units	5,296			ATM issuance	5,151	—	5,151
Combined Common Shares and OP Units	100,247			Vesting RS and LTIPs	11	279	290
				OP Conversions	36	(36)	—
Share Price at September 30, 2022	$12.62			Other	6	—	6
				Balance at 3/31/2022	94,508	5,302	99,810	93,310	93,310	99,103	99,103
Equity Capitalization - Common Shares and OP Units	$1,265,117			ATM issuance	375	—	375
Preferred OP Units [2]	5,864			Vesting RS and LTIPs	34	30	64
Total Equity Capitalization	1,270,981	47%	47%	OP Conversions	16	(16)	—
				Other	(4)	—	(4)
Debt Capitalization				Balance at 6/30/2022	94,929	5,316	100,245	94,945	94,120	100,281	99,898
Consolidated debt [3]	1,831,231			ATM issuance	—	—	—
Adjustment to reflect pro-rata share of debt	(390,329)			Vesting RS and LTIPs	—	—	—
Total Debt Capitalization	1,440,902	53%	53%	OP Conversions	20	(20)	—
				Other	2	—	2
Total Market Capitalization	$2,711,883	100%	100%	Balance at 9/30/2022	94,951	5,296	100,247	95,251	94,849	100,313	100,534

__________

1.
Reflects debt net of Core Portfolio cash of $14,899 and pro-rata share of Funds cash of $4,670 for total cash netted against debt of $19,569.
2.
Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $13,399 of unamortized premium and unamortized loan costs.

4

Consolidated Income Statement
Supplemental Report – September 30, 2022	(in thousands)

	September 30, 2022 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$78,453	$238,479
Other	1,493	7,233
Total revenues	79,946	245,712
Operating expenses
Depreciation and amortization	33,744	102,428
General and administrative	10,170	32,768
Real estate taxes	11,749	34,657
Property operating	13,810	40,727
Impairment charges	33,311	33,311
Total operating expenses	102,784	243,891

Gain on disposition of properties	8,885	49,916
Operating (loss) income	(13,953)	51,737
Equity in losses of unconsolidated affiliates	(50,579)	(46,169)
Interest and other income	3,994	9,890
Realized and unrealized holding losses on investments and other	(7,862)	(18,415)
Interest expense	(21,162)	(58,309)
Loss from continuing operations before income taxes	(89,562)	(61,266)
Income tax benefit (provision)	17	(7)
Net loss	(89,545)	(61,273)
Net loss attributable to redeemable noncontrolling interests	3,193	3,193
Net loss attributable to noncontrolling interests	30,461	18,653
Net loss attributable to Acadia	$(55,891)	$(39,427)

5

Consolidated Income Statement - Detail
Supplemental Report – September 30, 2022	(in thousands)

	September 30, 2022 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$59,743	$180,132
Percentage rents	661	2,113
Expense reimbursements - CAM	6,148	19,816
Expense reimbursements - Taxes	7,984	24,419
Other property income	548	1,791
Total Property Revenues	75,084	228,271

PROPERTY EXPENSES
Property operating - CAM	10,604	31,611
Other property operating (Non-CAM)	3,024	8,618
Real estate taxes	11,749	34,657
Total Property Expenses	25,377	74,886

NET OPERATING INCOME - PROPERTIES	49,707	153,385

OTHER INCOME (EXPENSE)
Interest income	3,994	9,890
Straight-line rent income (expense)	1,320	7,324
Above/below-market rent income (expense)	2,613	6,782
Interest expense [2]	(19,496)	(54,151)
Amortization of finance costs	(1,602)	(3,969)
Above/below-market interest income (expense)	26	78
Finance lease interest expense	(90)	(267)
Asset and property management income (expense)	(179)	(516)
Other income (expense)	102	2,148
Impairment charges	(33,311)	(33,311)
CORE PORTFOLIO AND FUND INCOME	3,084	87,393

FEE AND OTHER INCOME
Asset and property management fees	186	549
Net promote and other transactional income	—	1,473
Realized and unrealized holding losses on investments and other	(7,257)	(20,545)
Transactional fees [3]	33	150
Income tax benefit (provision)	17	(7)
Total Fee and Other Income (Loss)	(7,021)	(18,380)

General and Administrative	(10,170)	(30,746)

Depreciation and amortization	(33,654)	(102,141)
Non-real estate depreciation and amortization	(90)	(287)
Gain (loss) on change of control and other	—	(859)
Gain on disposition of properties	8,885	49,916
(Loss) before equity in earnings and noncontrolling interests	(38,966)	(15,104)

Equity in losses of unconsolidated affiliates	(50,579)	(46,169)
Noncontrolling interests (including redeemable noncontrolling interests)	33,654	21,846

NET LOSS ATTRIBUTABLE TO ACADIA	$(55,891)	$(39,427)

6

Income Statement – Pro Rata Adjustments
Supplemental Report – September 30, 2022	(in thousands)

	Quarter Ended September 30, 2022		Year to Date September 30, 2022
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(23,855)	$11,971	$(71,708)	$33,449
Percentage rents	(81)	98	(723)	402
Expense reimbursements - CAM	(2,852)	1,199	(9,530)	3,960
Expense reimbursements - Taxes	(2,560)	2,519	(7,511)	6,933
Other property income	(234)	83	(831)	223
Total Property Revenues	(29,582)	15,870	(90,303)	44,967

PROPERTY EXPENSES
Property operating - CAM	(4,656)	1,644	(14,524)	4,299
Other property operating (Non-CAM)	(869)	238	(2,526)	710
Real estate taxes	(4,096)	2,995	(11,965)	8,276
Total Property Expenses	(9,621)	4,877	(29,015)	13,285
NET OPERATING INCOME - PROPERTIES	(19,961)	10,993	(61,288)	31,682

OTHER INCOME (EXPENSE)
Interest income	(5)	5	(10)	12
Straight-line rent income (expense)	(391)	438	(3,506)	1,176
Above/below-market rent income (expense)	(567)	1,031	(1,408)	2,851
Interest expense [2]	8,737	(4,106)	26,339	(9,939)
Amortization of finance costs	853	(298)	2,170	(823)
Above/below-market interest income (expense)	—	21	—	63
Finance lease interest expense	38	—	167	—
Asset and property management income (expense)	405	(483)	1,120	(1,320)
Other income (expense)	62	1	(911)	36
Impairment charges	25,609	(50,779)	25,609	(50,779)
CORE PORTFOLIO AND FUND INCOME	14,780	(43,177)	(11,718)	(27,041)

FEE AND OTHER INCOME
Asset and property management fees	2,335	155	7,488	456
Net promote and other transactional income	—	—	—	—
Realized and unrealized holding losses on investments and other	4,354	—	12,610	—
Transactional fees [3]	1,353	281	4,183	620
Income tax benefit (provision)	(3)	(1)	122	(11)
Total Fee and Other Income (Loss)	8,039	435	24,403	1,065

General and Administrative	380	(192)	1,304	(505)
Depreciation and amortization	14,202	(7,645)	43,822	(19,688)
Non-real estate depreciation and amortization	—	—	—	—
Gain (loss) on change of control and other	—	—	—	—
Gain (loss) on disposition of properties	(6,830)	—	(38,022)	—
(Loss) before equity in earnings and noncontrolling interests	30,571	(50,579)	19,789	(46,169)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	3,083	—	2,057	—

NET LOSS ATTRIBUTABLE TO ACADIA	$33,654	$(50,579)	$21,846	$(46,169)

7

Balance Sheet
Supplemental Report – September 30, 2022	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$829,313	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,211,546	Core	$53,981
Construction in progress	13,117	Fund II	36,612
Right-of-use assets - finance leases	25,086	Fund III	25,373
	4,079,062	Fund IV	70,394
Less: Accumulated depreciation and amortization	(704,609)	Total	$186,360
Total	3,374,453
Real estate under development	186,360	Summary of other assets, net:
Operating real estate, net	3,560,813	Deferred charges, net	$26,899
Notes receivable, net	123,966	Accrued interest receivable	15,098
Investments in and advances to unconsolidated affiliates	317,422	Due from seller	3,036
Lease intangibles, net	110,620	Prepaid expenses	17,077
Other assets, net	123,938	Other receivables	1,527
Right-of-use assets - operating leases, net	38,158	Income taxes receivable	1,826
Cash and cash equivalents	18,068	Corporate assets, net	1,376
Restricted cash	12,635	Deposits	521
Straight-line rents receivable, net	33,361	Derivative financial instruments	56,578
Rents receivable, net	13,460	Total	$123,938
Assets of properties held for sale	11,057
Total assets	$4,363,498

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$945,235
Unsecured notes payable, net	694,310	Summary of accounts payable and other liabilities:
Unsecured line of credit	178,287	Lease liability - finance leases, net	$6,917
Accounts payable and other liabilities	120,489	Accounts payable and accrued expenses	62,984
Lease liability - operating leases, net	36,157	Deferred income	36,073
Dividends and distributions payable	18,393	Tenant security deposits, escrow and other	14,509
Lease intangibles, net	80,544	Derivative financial instruments	6
Distributions in excess of income from, and investments in, unconsolidated affiliates	8,880	Total	$120,489
Total liabilities	2,082,295
Commitments and contingencies
Redeemable noncontrolling interests	72,352
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,940,033
Accumulated other comprehensive income (loss)	49,684
Distributions in excess of accumulated earnings	(287,262)
Total Acadia shareholders’ equity	1,702,550
Noncontrolling interests	506,301
Total equity	2,208,851
Total liabilities, equity and redeemable noncontrolling interests	$4,363,498

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2022	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(164,639)	$69,616
Buildings and improvements	(759,247)	255,262
Construction in progress	(4,107)	656
Right-of-use assets - finance leases	(2,346)	22,473
	(930,339)	348,007
Less: Accumulated depreciation and amortization	108,007	(67,551)
Total	(822,332)	280,456
Real estate under development	(88,449)	11,535
Operating real estate, net	(910,781)	291,991
Notes receivable, net	65,404	—
Investments in and advances to unconsolidated affiliates	(171,937)	(96,557)
Lease intangibles, net	(36,091)	10,151
Other assets, net	507	6,147
Right-of-use assets - operating leases, net	(2,103)	—
Cash and cash equivalents	(7,663)	9,164
Restricted cash	(8,792)	5,211
Straight-line rents receivable, net	(7,046)	5,254
Rents receivable, net	(4,045)	1,875
Total assets	$(1,082,547)	$233,236

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(544,311)	$196,997
Unsecured notes payable, net	(39,732)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(28,578)	30,229
Lease intangibles, net	(25,906)	7,165
Lease liability - operating leases, net	(2,204)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(2,864)	7,721
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(8,880)
Total liabilities	(643,595)	233,236
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income (loss)	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(438,952)	—
Total equity	(438,952)	—
Total liabilities, equity and redeemable noncontrolling interests	$(1,082,547)	$233,236

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2022	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of capitalized interest of $1.1 million and $2.6 million, respectively, for the three and nine months ended September 30, 2022.
3.
Consists of development, construction, leasing and legal fees.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP and includes redeemable noncontrolling interests.
6.
Adjustment to noncontrolling interests exclude (loss) income allocable to Operating Partnership Units of $(3.1) million and $(2.1) million, respectively, for the three and nine months ended September 30, 2022.
7.
The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)[1]
Supplemental Report – September 30, 2022	(in thousands)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2022	September 30, 2021	September 30, 2021
Funds from operations ("FFO"):					(As Restated)	(As Restated)
Net Income (Loss)	$16,838	$(374)	$(55,891)	$(39,427)	$12,007	$20,535
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,313	26,597	27,097	78,007	23,111	69,995
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(6,876)	(2,961)	(2,055)	(11,892)	—	(4,163)
Impairment charges (net of noncontrolling interest share)	—	—	58,481	58,481	2,294	2,294
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	1,121	151	(2,960)	(1,688)	872	1,740
FFO to Common Shareholders and Common OP Unit holders - Basic	$35,396	$23,413	$24,672	$83,481	$38,284	$90,401

Less: Impact of City point share conversion option [2]	—	—	(906)	(906)	—	—
FFO to Common Shareholders and Common OP Unit holders - Diluted	$35,396	$23,413	$23,766	$82,575	$38,284	$90,401

Add back: acquisition costs, net of bargain purchase gain	859	—	—	859	—	—
Add back: City Point recapitalization and transaction related costs	—	—	364	364	—	—
Add back: Impact of City point share conversion option [2]	—	—	906	906	—	—
Less: Unrealized holding loss (gain) on investment in Albertsons and other (net of noncontrolling interest share)	(3,570)	8,881	3,068	8,379	(13,198)	(15,084)
FFO before Special Items	$32,685	$32,294	$28,104	$93,083	$25,086	$75,317

Adjusted Funds from operations ("AFFO"):
FFO	$35,396	$23,413	$24,672	$83,481	$38,284	$90,401
Unrealized (gains) losses	(3,570)	8,881	3,068	8,379	(13,198)	(15,084)
Straight-line rent, net	(2,707)	(920)	(1,367)	(4,994)	(1,229)	(2,642)
Above/below-market rent	(1,965)	(3,183)	(3,077)	(8,225)	(1,572)	(5,268)
Amortization of finance costs	807	768	1,047	2,622	895	2,439
Above/below-market interest	(47)	(47)	(47)	(141)	(47)	(141)
Non-real estate depreciation	90	107	90	287	156	272
Stock-based compensation	3,887	2,255	1,932	8,074	2,242	8,340
Leasing commissions	(1,053)	(1,057)	(811)	(2,921)	(681)	(1,684)
Tenant improvements	(3,403)	(2,250)	(4,709)	(10,362)	(3,570)	(7,526)
Maintenance capital expenditures	(638)	(2,049)	(1,993)	(4,680)	(409)	(1,092)
AFFO to Common Shareholders and Common OP Unit holders	$26,797	$25,918	$18,805	$71,520	$20,871	$68,015

Total weighted-average diluted shares and OP Units	99,103	100,281	100,313	100,534	94,083	92,807

Diluted FFO per Common share and OP Unit:
FFO	$0.36	$0.23	$0.24	$0.82	$0.41	$0.97

FFO before Special Items	$0.33	$0.32	$0.28	$0.93	$0.27	$0.81

11

EBITDA[1]
Supplemental Report – September 30, 2022	(in thousands)

	Quarter Ended September 30, 2022			Year to Date September 30, 2022			Quarter Ended September 30, 2021
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:							(As Restated)	(As Restated)	(As Restated)

Net Loss Attributable to Acadia	$(45,859)	$(10,032)	$(55,891)	$(37,541)	$(1,886)	$(39,427)	$15,758	$(3,751)	$12,007

Adjustments:
Depreciation and amortization	20,880	6,307	27,187	62,589	15,705	78,294	19,788	3,479	23,267
Interest expense	11,282	3,583	14,865	28,994	8,757	37,751	8,143	2,338	10,481
Amortization of finance costs	660	387	1,047	1,870	752	2,622	703	192	895
Above/below-market interest	(47)	—	(47)	(141)	—	(141)	(47)	—	(47)
Gain on disposition of properties	—	(2,055)	(2,055)	—	(11,894)	(11,894)	—	—	—
Unrealized holding losses (gains) on investment in Albertsons and other	3,068	—	3,068	8,379	—	8,379	(13,384)	186	(13,198)
(Benefit) provision for income taxes	(12)	(1)	(13)	(139)	35	(104)	55	1	56
Impairment charges	50,779	7,702	58,481	50,779	7,702	58,481	—	2,294	2,294
Noncontrolling interest - OP	(3,083)	—	(3,083)	(2,057)	—	(2,057)	748	—	748
EBITDA	$37,668	$5,891	$43,559	$112,733	$19,171	$131,904	$31,764	$4,739	$36,503

Adjusted EBITDA:

EBITDA	$37,668	$5,891	$43,559	$112,733	$19,171	$131,904	$31,764	$4,739	$36,503
Stock based compensation	1,932	—	1,932	8,074	—	8,074	2,242	—	2,242
	$39,600	$5,891	$45,491	$120,807	$19,171	$139,978	$34,006	$4,739	$38,745

__________

Notes to Funds from Operations and EBITDA:

1.
See the Restatement 8-K filed with the SEC on February 15, 2022 and the Company's Form 10-K filed with the SEC on March 1, 2022 for a detailed reconciliation to previously reported amounts and a detailed description of adjustments thereon. As mentioned in the press release dated February 15, 2022, the Company has restated its prior period financial statements for the years and interim periods ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020 and December 31, 2020 for errors in accounting primarily related to the reclassification of two consolidated joint-venture subsidiaries. The restatement primarily impacted the classification of certain amounts within the Company’s consolidated balance sheets, statements of operations and statements of cash flows.
2.
This amount is not recognized within the Company’s Consolidated Statements of Operations. Rather, it represents a required GAAP adjustment to the numerator within its diluted earnings per share computation to reflect an assumed conversion of potential common shares that could be subsequently issued in connection with the City Point recapitalization. In September 2022, without changing the economics amongst the partners, the agreements were modified to remove the ability for the Company to settle potential future ownership increases in City Point using its common stock. Following this modification, increases in its ownership (if any) pursuant to these agreements with its partners will be payable in cash and thus no further adjustments will be required within its diluted earnings per share computation.

12

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2022	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	September 30, 2022	September 30, 2021	Favorable/ (Unfavorable)	September 30, 2022	September 30, 2021	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,257	$31,249	3.2%	$99,256	$94,457	5.1%
Expense reimbursements	8,782	8,561	2.6%	27,525	27,240	1.0%
Other property income	707	458	54.4%	2,003	1,178	70.0%

Total Revenue	41,746	40,268	3.7%	128,784	122,875	4.8%

Expenses
Property operating - CAM & Real estate taxes	11,917	11,741	(1.5)%	36,440	36,038	(1.1)%
Other property operating (Non-CAM)	809	1,005	19.5%	2,539	2,575	1.4%

Total Expenses	12,726	12,746	0.2%	38,979	38,613	(0.9)%

Same Property NOI - Core properties	$29,020	$27,522	5.4%	$89,805	$84,262	6.6%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	6,014	4,357		17,241	10,471
Core NOI	$35,034	$31,879		$107,046	$94,733

Other same property information
Physical Occupancy at the end of the period	91.1%	89.5%
Leased Occupancy at the end of the period	94.3%	92.2%

__________

1. The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

14

Fee Income by Fund
Supplemental Report – September 30, 2022	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2022
Asset and property management fees	$703	$57	$2,937	$4,337	$459	$8,493
Transactional fees	531	341	1,077	2,916	88	4,953
Total fees	$1,234	$398	$4,014	$7,253	$547	$13,446

Quarter Ended September 30, 2022
Asset and property management fees	$142	$12	$915	$1,454	$153	$2,676
Transactional fees	246	56	342	996	27	1,667
Total fees	$388	$68	$1,257	$2,450	$180	$4,343

Quarter Ended June 30, 2022
Asset and property management fees	$275	$13	$967	$1,420	$168	$2,843
Transactional fees	164	68	384	1,061	33	1,710
Total fees	$439	$81	$1,351	$2,481	$201	$4,553

Quarter Ended March 31, 2022
Asset and property management fees	$286	$32	$1,055	$1,463	$138	$2,974
Transactional fees	121	217	351	859	28	1,576
Total fees	$407	$249	$1,406	$2,322	$166	$4,550

15

Structured Financing Portfolio
Supplemental Report – September 30, 2022	(in thousands)

	June 30, 2022			Quarter Ended September 30, 2022					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,3]	$73,331	$4,085	$77,416	$—	$(13,530)	$59,801	$3,809	$63,610	5.99%	6.39%	Apr-20 to Sept-24

Other notes[3,4]	65,000	14,698	79,698	65,945	—	130,945	12,192	143,137	11.28%	11.28%	Jan-23 to Dec-27

Total Core notes receivable	$138,331	$18,783	$157,114	$65,945	$(13,530)	$190,746	$16,001	$206,747	9.62%	9.75%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$190,746
Fund Notes Receivable						—
Allowance for credit loss						(1,376)
Total Pro-rata Notes Receivable						$189,370

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2022.
3.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
4.
During the third quarter 2022, the Company funded a loan to investors in Fund II for $65.9 million.

16

Transactional Activity
Supplemental Report – September 30, 2022	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

121 Spring Street	New York, NY	January 12, 2022	$39,637	100.00%	$—	$39,637
Williamsburg Collection [3]	Brooklyn, NY	February 18, 2022	97,750	100.00%	—	97,750
8833 Beverly Boulevard	Hollywood, CA	March 2, 2022	24,117	100.00%	—	24,117
Henderson Portfolio [4]	Dallas, TX	April 18, 2022	85,192	100.00%	—	85,192
			246,696		—	246,696

Fund V:
Wood Ridge Plaza	Houston, TX	March 21, 2022	49,317	90.00%	44,385	8,921
La Frontera	Round Rock, TX	March 30, 2022	81,358	90.00%	73,222	14,718
Shoppes at South Hills	Poughkeepsie, NY	August 22, 2022	47,609	90.00%	42,848	8,612
			178,284		160,455	32,251
			$424,980		$160,455	$278,947

DISPOSITIONS

Fund III:
Cortlandt Crossing	Mohegan Lake, NY	February 9, 2022	$65,533	100.00%	65,533	$16,082
Self Storage Management		March 9, 2022	6,000	50.00%	—	1,500

Fund IV:
Mayfair	Philadelphia, PA	January 26, 2022	23,700	100.00%	23,700	5,479
Dauphin	Harrisburg, PA	March 4, 2022	21,650	100.00%	21,650	5,005
Lincoln Place	Fairview Heights, IL	May 25, 2022	40,670	100.00%	40,670	9,403
Wake Forest Crossing	Wake Forest, NC	August 24, 2022	38,919	100.00%	38,919	8,998

Fund V:
New Town Center (Land Parcel)	Canton, MI	February 1, 2022	2,231	89.43%	1,995	401

			$198,703		$192,467	$46,868

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak	Repayment	May 26, 2022	$(16,000)	100.00%	$—	$(16,000)
			(16,000)		—	(16,000)
Core:
City Point Loan	Recapitalization	August 1, 2022	$65,945	100.00%	$65,945	$65,945
			65,945		65,945	65,945
Fund III:
640 Broadway Note Receivable	Foreclosure	January 26, 2022	(5,307)	100.00%	(5,307)	(1,302)
			$44,638		$60,638	$48,643

17

Transactional Activity
Supplemental Report – September 30, 2022	(in thousands)

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.

4.
The Henderson Avenue Portfolio comprises 14 operating retail assets, one residential building and two development and redevelopment sites.

18

2022 Revised Guidance [1]
Supplemental Report – September 30, 2022	(in millions)

	2022 Annual Guidance
	Initial	Updated Q1	Updated Q2	Revised Q3

Net earnings per share attributable to Common Shareholders	$0.19 to $0.32	$0.25 to $0.37	$0.27 to $0.36	($0.19) to ($0.14)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.01 to 1.04	1.01 to 1.04	1.01 to 1.04	1.06 to 1.03
Impairment charges (net of noncontrolling interest share)	—	—	—	0.58
Gain on disposition of properties (net of noncontrolling interests' share)	(0.07)	(0.07)	(0.15)	(0.27)
Noncontrolling interest in Operating Partnership	0.02	0.02	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.15 to $1.31	$1.21 to $1.36	$1.15 to $1.27	$1.20 to $1.22
Net Promote and other Core and Fund profits (2)	(0.06) to (0.10)	(0.06) to (0.11)	(0.06) to (0.12)	(0.12)
Less: Albertsons unrealized holding losses (gains) (net of noncontrolling interest share) for the nine months ended September 30, 2022	—	(0.04)	0.05	0.08
Funds from operations Before Special Items, excluding Net Promote and other Core and Fund profits	$1.09 to $1.21	$1.11 to $1.21	$1.14 to $1.20	$1.16 to $1.18
Net Promote and other Core and Fund profits (2)	0.06 to 0.10	0.06 to 0.11	0.06 to 0.12	0.12
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.15 to $1.31	$1.17 to $1.32	$1.20 to $1.32	$1.28 to $1.30

1.
The Company updated its annual 2022 guidance of net earnings (loss), NAREIT Funds from Operations and FFO Before Special Items attributable to Common Shareholders and Common OP Unit holders. Additionally, the Company updated its net earnings (loss) and FFO to reflect the unrealized holding (losses) gains recognized related to its investment in Albertsons through September 30, 2022. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its net earnings (loss) and NAREIT FFO guidance assumptions. Unrealized holding (losses) or gains on Albertson's shares are excluded from FFO Before Special Items. The revised guidance is based upon Acadia's current view of existing market conditions and assumptions for the year ending December 31, 2022. Updated first quarter guidance was previously announced on May 2, 2022 and updated second quarter guidance was previously announced on August 2, 2022. There can be no assurance that the Company’s actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including the earnings guidance above, whether as a result of new information, future events or otherwise. Please refer to the “Safe Harbor Statement” disclosure in this press release and “Risk Factors” disclosed in the Company's annual and quarterly reports filed with the Securities and Exchange Commission for more information.
2.
Reflects a special cash dividend of $6.85 per share of Class A common stock of Albertsons that the Company expects to receive on November 7, 2022 as a shareholder on the record date of October 24, 2022. The dividend was declared by the board of directors of Albertsons on October 13, 2022 in connection with Albertsons entering into an Agreement and Plan of Merger, dated October 13, 2022, with The Kroger Company. The merger and related transactions (including the declaration and payment of the special dividend) are subject to regulatory and other approvals, and potential litigation, any of which could affect their expected timing and likelihood of completion.

19

Net Asset Valuation Information
Supplemental Report – September 30, 2022	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$35,034	N/A5	$383	$4,581	$18,736
Less:
Net operating (income) loss from properties sold or under contract	—	N/A5	12	(685)	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(3,216)	N/A5	(395)	(328)	—
Net Operating Income of stabilized assets	$31,818	N/A	$—	$3,568	$18,736

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A5	$13,529	$41,447	$—
Development and redevelopment projects [4]	354,867	N/A5	4,591	17,866	—
Total Costs to Date	$354,867	N/A5	$18,120	$59,313	$—

Debt (Pro Rata)	$1,170,634	$76,786	$8,827	$53,079	$131,576

Finance Lease (Pro Rata)	$41,895	$3,318	$—	$—	$—

__________

1.
Does not include a full quarter of NOI for any assets purchased during the current quarter. NOI represents the Fund's share. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%.
3.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
4.
Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.
5.
Amounts omitted as only remaining asset is City Point.

20

Selected Financial Ratios
Supplemental Report – September 30, 2022	(in thousands)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended
COVERAGE RATIOS [1]	2022		2021		2022		2021		LEVERAGE RATIOS	September 30, 2022		June 30, 2022
Fixed-Charge Coverage Ratios			(As Restated)				(As Restated)		Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$37,668		$31,764		$112,733		$95,364		Debt + Preferred Equity (Preferred OP Units)	$1,446,766		$1,325,408
Interest expense	11,282		8,143		28,994		24,365		Total Market Capitalization	2,711,883		2,891,235
Principal Amortization	666		1,074		2,662		3,155		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		369		369		Total Market Capitalization	53%		46%
Fixed-Charge Coverage Ratio - Core Portfolio	3.1	x	3.4	x	3.5	x	3.4	x

EBITDA divided by:	$43,559		$36,503		$131,904		$107,979		Debt [6]	$1,427,197		$1,307,354
Interest expense	14,865		10,481		37,751		31,461		Total Market Capitalization	2,711,883		2,891,235
Principal Amortization	1,254		1,381		3,928		4,212		Net Debt + Preferred Equity/
Preferred Dividends	123		123		369		369		Total Market Capitalization	53%		45%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.7	x	3.0	x	3.1	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,064,588		$1,014,281
									Net debt [5]	1,049,689		1,002,057
Dividends declared (per share/OP Unit)	$0.18		$0.15		$0.54		$0.45		EBITDA	150,672		157,564
									Adjusted EBITDA	158,400		166,584
Dividends (Shares) & Distributions (OP Units) declared	$18,367		$14,437		$55,035		$42,745		Debt/EBITDA - Core Portfolio	7.1	x	6.4	x
FFO	24,672		38,284		83,481		90,401		Debt/Adjusted EBITDA - Core Portfolio	6.7	x	6.1	x
FFO Payout Ratio [8]	74%		38%		66%		47%		Net Debt/EBITDA - Core Portfolio	7.0	x	6.4	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.6	x	6.0	x
AFFO [7]	18,805		20,871		71,520		68,015		Core and Funds:
AFFO Payout Ratio	98%		69%		77%		63%		Debt [4]	$1,440,902		$1,318,151
									Net debt [6]	1,421,333		1,300,097
FFO Before Special Items	28,104		25,086		93,083		75,317		EBITDA	175,709		182,193
FFO Before Special Items Payout Ratio	65%		58%		59%		57%		Adjusted EBITDA	183,437		191,213
									Debt/EBITDA - Core and Funds	8.2	x	7.2	x
									Debt/Adjusted EBITDA - Core and Funds	7.9	x	6.9	x
									Net Debt/EBITDA - Core and Funds	8.1	x	7.1	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.7	x	6.8	x

21

Selected Financial Ratios
Supplemental Report – September 30, 2022	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures. Prior period results are adjusted to reflect the impact of the restatement (see Notes to FFO and EBITDA pages for more information).

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

22

Selected Financial Ratios
Supplemental Report – September 30, 2022	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021

Core EBITDA as reported	$37,668	$127,360	$37,668	$127,360
Add back: Stock-based compensation, net of employee equity elections	—	—	1,932	10,583
Subtotal	37,668	127,360	39,600	137,943

Annualized Core EBITDA	150,672	127,360	158,400	137,943
Annualized Core EBITDA	150,672	127,360	158,400	137,943

Funds EBITDA as reported	5,891	18,829	5,891	18,829
Subtotal	5,891	18,829	5,891	18,829

Annualized Fund EBITDA	23,564	18,829	23,564	18,829
Add back: Promote YTD	1,473	—	1,473	—
Annualized Fund EBITDA	25,037	18,829	25,037	18,829
Annualized EBITDA Core and Funds	$175,709	$146,189	$183,437	$156,772

Quarter Ended
Reconciliation of Core Portfolio Debt	September 30, 2022

Core Portfolio Debt per Debt Summary	$1,170,634
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt per EBITDA	1,064,588

Fund Portfolio Debt per Debt Summary	270,268
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	376,314

Total Core and Fund Debt per EBITDA	$1,440,902

23

Portfolio Debt – Summary
Supplemental Report – September 30, 2022	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$766,237	4.3%	4.4	$—	—	—	$766,237	53%	4.3%	4.4	$—	$—	$766,237
Variable-Rate Debt [5]	62,050	4.0%	2.8	9,995	4.9%	0.6	72,045	5%	4.1%	2.5	39,734	—	111,779
								58%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	325,510	4.2%	3.7	96,270	3.6%	1.5	421,780	29%	4.0%	3.2	302,447	(149,109)	575,118
Variable-Rate Debt [5]	16,837	4.4%	1.7	164,003	5.5%	2.2	180,840	13%	5.4%	2.2	245,874	(48,617)	378,097
								42%

Total	$1,170,634	4.2%	4.1	$270,268	4.8%	1.9	$1,440,902	100%	4.3%	3.6	$588,055	$(197,726)	1,831,231

Unamortized premium							623						369
Net unamortized loan costs							(10,739)						(13,768)
Total							$1,430,786						$1,817,832
_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to swap expirations (which may exceed the maturity of the debt) or available extension options.

24

Portfolio Debt – Detail
Supplemental Report – September 30, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2022	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,768	100.00%	7,768	4.66%	02/01/24	None
Crossroads Shopping Center		61,231	49.00%	30,003	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
239 Greenwich Avenue		26,000	75.00%	19,500	3.88%	07/10/27	None
Georgetown Portfolio (2008 Investment)		15,056	50.00%	7,528	4.72%	12/10/27	None
State & Washington		22,213	100.00%	22,213	4.40%	09/05/28	None
North & Kingsbury		11,003	100.00%	11,003	4.01%	11/05/29	None
151 North State Street		12,658	100.00%	12,658	4.03%	12/01/29	None
Concord & Milwaukee		2,417	100.00%	2,417	4.40%	06/01/30	None
California & Armitage		2,267	100.00%	2,267	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		766,237	100.00%	766,237	4.26%	Various
Secured interest rate swaps [1]		158,282	53.80%	85,157	4.08%	Various

Sub-Total Fixed-Rate Debt		1,218,632		1,091,747	4.23%

Secured Variable-Rate Debt
Gotham Plaza		17,892	49.00%	8,767	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
330-340 River Street		10,390	100.00%	10,390	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(158,282)	53.80%	(85,157)	4.08%	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		178,287	100.00%	178,287	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+150	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+205	07/29/29	1 x 12 mos.
Unsecured interest rate swaps [1]		(766,237)	100.00%	(766,237)	4.26%	Various

Sub-Total Variable-Rate Debt		146,236		78,887	LIBOR+149

Total Debt - Core Portfolio		$1,364,868		$1,170,634	4.21%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	$31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,905	20.81%	3,310	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	439,922	19.63%	86,335	3.66%	Various
Sub-Total Fixed-Rate Debt		488,748		96,270	3.65%

Variable-Rate Debt
Broughton Street Portfolio [5]	Fund IV	25,520	23.12%	5,900	LIBOR+300	10/31/22	None
Restaurants at Fort Point	Fund IV	5,864	23.12%	1,356	LIBOR+235	11/25/22	1 x 12 mos.
Promenade at Manassas [4]	Fund IV	27,250	22.78%	6,208	LIBOR+175	12/05/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.

25

Portfolio Debt – Detail
Supplemental Report – September 30, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2022	Percent	Amount	Rate	Maturity	Options

Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	SOFR+201	12/29/22	None
Elk Grove Commons	Fund V	41,121	20.10%	8,265	LIBOR+150	01/01/23	1 x 12 mos.
New Towne Center	Fund V	14,829	20.10%	2,981	LIBOR+220	02/01/23	None
Eden Square [4]	Fund IV	22,375	22.78%	5,097	SOFR+235	03/01/23	None
Acadia Strategic Opportunity Fund V LLC	Fund V	49,727	20.10%	9,995	SOFR+187	05/01/23	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/23	1 x 12 mos.
Fairlane Green	Fund V	33,030	20.10%	6,639	LIBOR+190	06/05/23	None
Trussville Promenade	Fund V	28,920	20.10%	5,813	LIBOR+185	06/15/23	None
640 Broadway [4]	Fund III	35,970	24.54%	8,827	LIBOR+310	07/09/23	1 x 12 mos.
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Acadia Strategic Opportunity IV LLC	Fund IV	42,200	23.12%	9,757	SOFR+256	12/29/23	None
Hiram Pavilion	Fund V	28,504	20.10%	5,729	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	28,549	20.10%	5,738	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Paramus Plaza [4]	Fund IV	28,620	11.56%	3,308	SOFR+225	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,185	18.09%	4,013	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza[4]	Fund V	32,338	18.09%	5,850	Prime+013	03/21/25	2 x 12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+250	04/28/25	2 x 12 mos.
City Point [4]	Fund II	132,259	58.06%	76,786	SOFR+261	08/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,388	20.80%	289	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,425	20.80%	1,128	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+265	11/12/26	None
La Frontera Village[4]	Fund V	55,500	18.09%	10,040	SOFR+250	06/10/27	2 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(439,922)	19.63%	(86,335)	3.66%	Various
Sub-Total Variable-Rate Debt		600,974		173,998	LIBOR+291
Total Debt - Funds		1,089,722		270,268	4.82%
Total Debt - Core Portfolio and Funds		$2,454,590		$1,440,902	4.33%

_________

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional JV interests.
5.
Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

26

Future Debt Maturities [1]
Supplemental Report – September 30, 2022	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$1,194	$—	$1,194	$872	$—	$872	n/a	n/a	n/a
2023	4,470	177,496	181,966	3,369	40,573	43,942	4.08%	4.08%	n/a
2024	3,671	69,862	73,533	2,866	36,759	39,625	4.14%	4.09%	6.25%
2025	2,885	311,787	314,672	2,578	303,283	305,861	4.13%	4.13%	n/a
2026	3,053	409,273	412,326	2,674	409,273	411,947	4.08%	4.08%	n/a
Thereafter	7,069	374,108	381,177	6,763	361,624	368,387	4.21%	4.21%	n/a
Total	$22,342	$1,342,526	$1,364,868	$19,122	$1,151,512	$1,170,634

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$1,942	$110,556	$112,498	$388	$25,469	$25,857	5.33%	n/a	5.33%
2023	6,620	342,396	349,016	1,274	72,350	73,624	4.75%	3.97%	5.42%
2024	5,244	288,167	293,411	987	54,329	55,316	3.30%	3.20%	4.83%
2025	748	229,962	230,710	153	95,378	95,531	5.11%	4.76%	5.17%
2026	257	48,330	48,587	50	9,850	9,900	4.74%	3.75%	5.17%
Thereafter	—	55,500	55,500	—	10,040	10,040	5.08%	n/a	5.08%
Total	$14,811	$1,074,911	$1,089,722	$2,852	$267,416	$270,268

__________

1.
Does not include any applicable extension options or subsequent refinancing.

27

Future Debt Maturities – As Extended [1]
Supplemental Report – September 30, 2022	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$1,194	$—	$1,194	$872	$—	$872	n/a	n/a	n/a
2023	4,470	177,496	181,966	3,369	40,573	43,942	4.08%	4.08%	n/a
2024	3,671	69,862	73,533	2,866	36,759	39,625	4.14%	4.09%	6.25%
2025	2,885	133,500	136,385	2,578	124,996	127,574	4.18%	4.18%	n/a
2026	3,052	587,561	590,613	2,674	587,561	590,235	4.08%	4.08%	n/a
Thereafter	9,664	371,513	381,177	8,709	359,677	368,386	4.21%	4.21%	n/a
Total	$24,936	$1,339,932	$1,364,868	$21,068	$1,149,566	$1,170,634

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$1,942	$25,493	$27,435	$388	$5,894	$6,282	5.55%	n/a	5.55%
2023	6,619	362,108	368,727	1,274	79,308	80,582	5.01%	4.02%	5.37%
2024	5,242	264,813	270,055	987	52,709	53,696	3.39%	3.39%	n/a
2025	748	63,367	64,115	153	11,528	11,681	3.17%	3.13%	4.80%
2026	258	229,793	230,051	54	93,728	93,782	4.99%	3.89%	5.08%
Thereafter	—	129,339	129,339	—	24,245	24,245	5.40%	5.11%	5.55%
Total	$14,809	$1,074,913	$1,089,722	$2,856	$267,412	$270,268

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

28

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2022	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,350,038	$184.67
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,521,951	97.80
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	88.2%	6,766,398	190.04
Clark Street and W. Diversey Collection (4 properties)	Starbucks;TJ Maxx; J Crew Factory	2011 2012	100.0%	53,277	—	—	53,277	68.3%	—%	—%	68.3%	76.1%	1,452,248	39.93
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	51,596	—	—	51,596	97.6%	—%	—%	97.6%	100.0%	2,475,407	49.16
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,062,570	31.32
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,346,235	42.48
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,837,987	43.98
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	80.8%	—%	—%	80.8%	100.0%	357,370	33.63
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	78.8%	687,120	53.29
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	89.7%	613,881	33.86
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,009,637	36.05
				609,933	—	84,066	693,999	87.1%	—%	70.0%	85.0%	88.7%	37,053,842	62.79
New York Metro
Soho Collection (12 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory; Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,389	—	—	36,389	70.2%	—%	—%	70.2%	90.7%	8,355,335	327.08
5-7 East 17th Street	—	2008	100.0%	8,488	—	—	8,488	—%	—%	—%	—%	46.8%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	70.6%	—%	—%	70.6%	100.0%	1,098,019	265.35
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	303,798	87.55
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	396,697	33.97

29

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2022	(in thousands)

239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,793,298	107.89
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	910,725	114.04
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,099,431	27.08
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,089,073	189.25
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,181,175	40.57
Williamsburg	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,021,426	98.77
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	3,007,496	439.24
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	87.9%	94.2%	100.0%	3,166,201	33.71
Gotham Plaza	Bank of America, Footlocker, Taco Bell	2016	49.0%	—	—	25,922	25,922	—%	—%	73.9%	73.9%	91.6%	1,506,196	78.64
				171,154	86,950	135,928	394,032	85.7%	100.0%	88.6%	89.9%	96.5%	32,899,845	92.92
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,272,860	130.46
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,667,090	190.51
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	3,939,950	165.84
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	66.7%	792,815	65.37
14th Street Collection (3 properties)	Mitchell Gold and Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,394,030	71.63
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,882,009	34.93
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier	2011 2016 2019	24.8%	245,289	—	—	245,289	74.2%	—%	—%	74.2%	84.1%	12,312,536	67.68
				285,419	25,134	32,533	343,086	74.8%	100.0%	88.4%	77.9%	86.6%	16,381,390	61.26
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,320,045	24.34
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	294,632	280.60
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,614,677	29.21

Dallas Metro

30

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2022	(in thousands)

Henderson Avenue Portfolio (14 properties)	Sprouts Market	2022	100.0%	90,080	31,635	—	121,715	86.8%	100.0%	—%	90.2%	93.1%	4,115,910	37.48

Total Street and Urban Retail				1,181,393	184,519	265,953	1,631,865	84.2%	100.0%	83.3%	85.8%	91.0%	$96,005,614	$68.55

Acadia Share Total Street and Urban Retail				982,596	184,519	252,733	1,419,848	86.1%	100.0%	83.8%	87.5%	92.0%	$85,136,707	$68.52

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	76.6%	83.7%	96.9%	3,215,942	26.71
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,442,524	14.96

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	90.2%	90.2%	92.1%	2,699,755	34.35
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	88.4%	95.6%	98.8%	3,173,817	26.92
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	71.9%	88.4%	88.4%	1,875,858	33.51
Crossroads Shopping Center	HomeGoods,Pet- Smart	1998	49.0%	—	202,727	108,928	311,655	—%	50.3%	57.9%	53.0%	85.3%	5,724,365	34.67
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,237,910	9.09
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,366,064	34.79

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	94.2%	98.8%	98.8%	1,869,859	17.40

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,752	11.29
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	2,066,246	9.87
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,205,414	22.05

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	97.4%	98.7%	98.7%	1,334,056	13.65

Indiana

31

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2022	(in thousands)

Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,144	112,782	235,926	—%	82.3%	75.1%	78.8%	88.1%	2,707,700	14.56

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	93.3%	97.7%	99.4%	4,110,310	17.91

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,798,543	17.02
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,270,246	32.05
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	698,462	55.08

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	961,735	26.35
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,310,553	22.12

Total Suburban Properties				—	2,909,173	1,095,307	4,004,480	—%	93.8%	83.5%	91.0%	94.8%	$62,827,326	$18.41

Acadia Share Total Suburban Properties				—	2,805,782	1,039,754	3,845,536	—%	95.5%	84.9%	92.6%	95.2%	$59,907,900	$18.02

Total Core Properties				1,181,393	3,093,692	1,361,260	5,636,345	84.2%	94.2%	83.5%	89.5%	93.7%	$158,832,940	$32.97

Acadia Share Total Core Properties				982,596	2,990,301	1,292,487	5,265,384	86.1%	95.7%	84.7%	91.2%	94.3%	$145,044,607	$31.73

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
Excludes 94,000 square feet of office GLA.
4.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

32

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2022	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,126,134	7.8%	5.6%
Walgreens	6	95,189	4,197,379	1.8%	2.9%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.7%
Royal Ahold [3]	3	155,461	3,475,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.3%	1.9%
PetSmart, Inc.	4	76,257	2,760,241	1.4%	1.9%
Verizon	2	26,054	2,754,366	0.5%	1.9%
Lululemon	2	7,533	2,547,222	0.1%	1.8%
Trader Joe's	3	40,862	2,499,318	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,369,223	0.6%	1.6%
Gap [6]	3	44,895	2,191,532	0.9%	1.5%
Albertsons Companies[7]	2	123,409	1,980,640	2.3%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.3%
Tapestry[8]	2	4,250	1,696,218	0.1%	1.2%
Watches of Switzerland[9]	2	13,863	1,624,974	0.3%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.6%	1.1%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.0%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.6%	0.9%
Michael's	2	45,285	1,219,113	0.9%	0.8%
TOTAL	60	1,878,610	$51,708,464	35.8%	35.6%

__________

1.
Does not include tenants that operate at only one Acadia Core location
2.
Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.
Stop and Shop (3 locations)
4.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Old Navy (2 locations), Banana Republic (1 location)
7.
Shaw’s (2 locations)
8.
Kate Spade (2 locations)
9.
Grand Seiko (1 location), Betteridge Jewelers (1 location)

33

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2022	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,600	0.2%	$22.50	—%	—	—	—%	$—	—%
2022	2	2,243	0.3%	38.34	0.1%	—	—	—%	—	—%
2023	21	104,147	12.3%	81.36	11.7%	3	95,734	3.7%	15.63	3.8%
2024	20	75,712	8.9%	87.53	9.2%	14	523,842	20.1%	14.45	19.4%
2025	27	119,572	14.1%	97.88	16.2%	10	391,435	15.0%	19.63	19.7%
2026	26	73,178	8.6%	137.67	14.0%	10	444,889	17.1%	10.93	12.4%
2027	14	26,074	3.1%	143.02	5.2%	2	74,188	2.8%	15.37	2.9%
2028	14	64,966	7.7%	127.14	11.4%	9	513,514	19.7%	11.57	15.2%
2029	16	47,879	5.7%	80.61	5.3%	5	182,205	7.0%	16.04	7.5%
2030	8	63,747	7.5%	60.73	5.4%	—	—	—%	—	—%
2031	7	41,177	4.9%	68.76	3.9%	2	50,566	1.9%	13.94	1.8%
Thereafter	21	226,025	26.7%	55.96	17.6%	8	331,419	12.7%	20.48	17.3%
Total	177	846,320	100.0%	$85.31	100.0%	63	2,607,792	100.0%	$14.94	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		136,276					127,593
Total Square Feet		982,596					2,990,301

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,400	0.1%	$24.40	0.1%	2	3,000	0.1%	$23.39	0.0%
2022	4	13,658	1.2%	29.55	1.2%	6	15,901	0.3%	30.79	0.3%
2023	39	127,151	11.6%	29.78	11.2%	63	327,032	7.2%	42.06	9.5%
2024	33	144,346	13.2%	25.22	10.8%	67	743,900	16.4%	23.97	12.3%
2025	34	115,867	10.6%	28.41	9.8%	71	626,874	13.8%	36.18	15.6%
2026	36	137,392	12.6%	25.38	10.3%	72	655,459	14.4%	28.11	12.7%
2027	36	129,839	11.9%	35.56	13.7%	52	230,101	5.1%	41.22	6.5%
2028	23	106,276	9.7%	37.52	11.8%	46	684,756	15.1%	26.56	12.5%
2029	15	44,239	4.0%	29.76	3.9%	36	274,323	6.0%	29.52	5.6%
2030	12	35,348	3.2%	34.04	3.6%	20	99,095	2.2%	51.21	3.5%
2031	17	86,236	7.9%	28.82	7.4%	26	177,979	3.9%	33.83	4.2%
Thereafter	36	152,844	14.0%	35.90	16.2%	65	710,288	15.5%	35.09	17.3%
Total	286	1,094,596	100.0%	$30.82	100.0%	526	4,548,708	100.0%	$31.73	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		197,891					461,760
Total Square Feet		1,292,487					5,265,384

_________

1. Leases currently under month to month or in process of renewal

34

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2022

	Quarter Ended						Year to Date
	March 31, 2022		June 30, 2022		September 30, 2022		September 30, 2022
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	3	3	9	9
GLA	12,970	12,970	11,000	11,000	4,544	4,544	28,514	28,514
New base rent	$37.83	$34.10	$113.70	$99.38	$78.62	$70.12	$73.60	$65.02
Previous base rent	$34.75	$35.01	$98.17	$99.15	$60.47	$62.72	$63.31	$64.17
Average cost per square foot	$42.51	$42.51	$161.05	$161.05	$63.39	$63.39	$91.57	$91.57
Weighted Average Lease Term (years)	12.0	12.0	11.8	11.8	10.0	10.0	11.6	11.6
Percentage growth in base rent	8.9%	(2.6)%	15.8%	0.2%	30.0%	11.8%	16.3%	1.3%

Renewal Leases
Number of renewal leases executed	21	21	12	12	17	17	50	50
GLA	284,858	284,858	71,026	71,026	176,463	176,463	532,347	532,347
New base rent	$32.60	$32.29	$45.44	$44.21	$38.88	$37.18	$36.39	$35.50
Expiring base rent	$29.45	$29.81	$39.43	$41.79	$30.56	$30.56	$31.15	$31.66
Average cost per square foot	$21.29	$21.29	$6.34	$6.34	$6.89	$6.89	$14.52	$14.52
Weighted Average Lease Term (years)	5.8	5.8	5.1	5.1	4.6	4.6	5.3	5.3
Percentage growth in base rent	10.7%	8.3%	15.2%	5.8%	27.2%	21.7%	16.8%	12.1%

Total New and Renewal Leases
Number of new and renewal leases executed	25	25	14	14	20	20	59	59
GLA commencing	297,828	297,828	82,026	82,026	181,007	181,007	560,861	560,861
New base rent	$32.83	$32.37	$54.59	$51.61	$39.88	$38.01	$38.28	$37.00
Expiring base rent	$29.68	$30.04	$47.31	$49.48	$31.31	$31.37	$32.79	$33.31
Average cost per square foot	$22.21	$22.21	$27.09	$27.09	$8.31	$8.31	$18.44	$18.44
Weighted Average Lease Term (years)	6.1	6.1	6.0	6.0	4.7	4.7	5.6	5.6
Percentage growth in base rent	10.6%	7.8%	15.4%	4.3%	27.4%	21.2%	16.8%	11.1%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

35

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2022

	Quarter Ended			Year to Date
	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2022	December 31, 2021
Leasing Commissions	$1,053	$1,057	$811	$2,921	$2,360
Tenant Improvements	3,403	2,250	4,709	10,362	10,059
Maintenance Capital Expenditures	638	2,049	1,993	4,680	4,060
Total Capital Expenditures	$5,094	$5,356	$7,513	$17,963	$16,479

36

Fund Overview
Supplemental Report – September 30, 2022

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$557.3	Million	$448.1	Million	$488.1	Million	$347.9	Million	$1,928.1	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.5	Million	$603.5	Million	$221.4	Million	$79.6	Million	$1,272.3	Million
Net Distributions/Contributions	225.6%		31.0%		134.7%		45.3%		22.9%		66.0%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$172.1	Million	$215.8	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$104.0	Million	$104.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2023
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

37

Fund Overview
Supplemental Report – September 30, 2022

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains two remaining investments - City Point and Albertsons, the latter of which is held in a parallel vehicle. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%; its ownership in Albertsons remains at 40%.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

38

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Target, Basis Schools, Alamo Drafthouse	2007	94.2%	—	332,404	208,666	541,070	—%	68.1%	25.5%	51.7%	82.0%	$10,450,369	$37.36

Total - Fund II				—	332,404	208,666	541,070	—%	68.1%	25.5%	51.7%	82.0%	$10,450,369	$37.36

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,075,151	$253.15

Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,075,151	$253.15

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	82.2%	1,878,913	271.05
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,265,746	165.80

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,233,834	21.07

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,050,946	66.89

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,052,672	14.99

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	100.0%	100.0%	100.0%	3,710,514	13.22

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	78.4%	89.3%	92.7%	3,246,996	15.82

SOUTHEAST
Georgia

39

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2022

Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	87.7%	—%	—%	87.7%	95.4%	2,970,279	35.56

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

WEST
California
146 Geary Street	─	2015	100.0%	10,151	—	—	10,151	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	636,247	114.33

Total - Fund IV				153,514	467,898	356,740	978,152	77.8%	100.0%	86.5%	91.6%	93.1%	$20,046,147	$22.38

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	97.3%	$3,988,358	$18.28

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,183	211,183	—%	—%	84.7%	84.7%	85.3%	3,746,487	20.96
La Frontera Plaza	Kohl's, Hobby Lobby	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	81.8%	88.7%	92.8%	6,519,161	13.75

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,344,851	12.31
Fairlane Green	TJ Maxx, Michaels	2017	100.0%	—	109,952	160,235	270,187	—%	74.5%	91.9%	84.8%	95.2%	4,672,366	20.39

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	75.2%	87.0%	90.6%	6,775,898	14.68

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	79.9%	88.5%	91.5%	3,810,683	14.21

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	70.8%	83.8%	86.2%	6,220,936	19.27

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	80.7%	46.2%	74.3%	74.3%	4,375,401	11.50

Pennsylvania

40

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2022

Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,231,262	11.39

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	79.3%	88.0%	88.0%	5,457,042	13.42

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	298,532	386,415	—%	100.0%	87.2%	90.1%	91.0%	7,449,844	21.40

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,426,590	20.59

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	100.0%	100.0%	100.0%	4,728,944	12.43

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	72.3%	94.2%	95.6%	4,447,125	10.18

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,409	351,978	—%	100.0%	83.6%	89.8%	92.0%	5,462,290	17.29
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,559,438	12.64

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	93.4%	97.0%	99.1%	5,069,120	21.58

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,673	115,802	372,475	—%	80.5%	97.7%	85.9%	97.9%	3,352,616	10.48

Total - Fund V				—	3,648,053	3,078,806	6,726,859	—%	95.0%	84.4%	90.2%	92.5%	$90,638,412	$14.94

TOTAL FUND PROPERTIES				158,151	4,448,355	3,644,212	8,250,718	78.2%	93.5%	81.3%	87.8%	91.9%	$122,210,079	$16.87

Acadia Share of Total Fund Properties				36,433	996,727	787,698	1,820,858	78.2%	90.4%	75.6%	83.8%	90.8%	$28,154,491	$18.46

__________

1.
Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

41

Fund Lease Expirations
Supplemental Report – September 30, 2022	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	1	159	15.3%	64,320	404.53	24.4%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.9%	155,105	108.77	2.6%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,294	9.4%	1,139,686	74.52	18.8%	—	—	—%	—	—	—%
2028	1	552	0.3%	107,630	194.98	1.8%	1	306	29.4%	72,073	235.53	27.4%
2029	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	40,854	230.81	15.5%
2031	—	—	—%	—	—	—%	1	226	21.7%	53,825	238.16	20.4%
Thereafter	6	145,261	89.4%	4,669,244	32.14	76.8%	1	173	16.6%	32,340	186.94	12.3%
Total	11	162,533	100.0%	$6,071,665	$37.36	100.0%	5	1,041	100.0%	$263,412	$253.15	100.0%

		151,829	Total Vacant					95	Total Vacant
		314,362	Total Square Feet					1,136	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	11	4,106	0.3%	$88,860	$21.64	0.5%
2022	1	867	0.5%	13,141	15.16	0.3%	10	8,604	0.7%	174,446	20.27	1.0%
2023	7	2,381	1.3%	92,593	38.89	2.2%	60	75,469	6.4%	1,361,543	18.04	7.7%
2024	4	1,687	0.9%	46,207	27.39	1.1%	87	182,004	15.5%	2,711,937	14.90	15.4%
2025	8	3,132	1.7%	536,164	171.19	12.8%	83	193,346	16.4%	2,774,482	14.35	15.7%
2026	15	20,662	11.2%	548,853	26.56	13.1%	80	109,389	9.3%	2,081,816	19.03	11.8%
2027	14	9,536	5.2%	300,219	31.48	7.2%	57	135,267	11.5%	1,793,153	13.26	10.2%
2028	7	5,366	2.9%	156,409	29.15	3.7%	38	101,033	8.6%	1,719,224	17.02	9.7%
2029	7	40,666	22.0%	694,262	17.07	16.6%	29	73,207	6.2%	873,739	11.94	5.0%
2030	2	4,567	2.5%	79,582	17.43	1.9%	27	76,460	6.5%	1,033,550	13.52	5.9%
2031	11	47,319	25.6%	694,795	14.68	16.8%	31	79,889	6.8%	1,156,807	14.48	6.6%
Thereafter	14	48,377	26.2%	1,013,826	20.96	24.3%	42	138,319	11.8%	1,873,806	13.55	10.5%
Total	90	184,560	100.0%	$4,176,051	$22.63	100.0%	555	1,177,093	100.0%	$17,643,363	$14.99	100.0%

		18,355	Total Vacant					125,353	Total Vacant
		202,915	Total Square Feet					1,302,446	Total Square Feet
__________

1. Leases currently under month to month or in process of renewal

42

Development and Redevelopment Activity
Supplemental Report – September 30, 2022

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/ Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	0%/65%	Wolford, Everbody	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$14.7	$18.0	to	$18.8	$32.7	to	$33.5
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	—	TBD	Ground up development for mixed-use street-level retail spaces and upper level office spaces.	$10.1	TBD	to	TBD	TBD		TBD

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	25.4	24.6	to	34.6	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	TBD	TBD	14%/14%	TBD	Discretionary spend upon securing tenant(s) for lease up	116.5	TBD	to	TBD	TBD	to	TBD
								$166.7	$42.6		$53.4	$82.7		$93.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	75%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$202.8	$7.2	to	$10.2	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	67%/67%	TBD	Re-tenanting and potential split of former 46,000 square foot Nordstrom; façade upgrade and possible vertical expansion	—	TBD	to	TBD	TBD	to	TBD
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	86%/86%	TBD	'Discretionary spend for future re-tenanting and re-configuration of approximately 30,000 sf.	—	TBD	to	TBD	TBD		TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	30%/47%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	6.0	to	9.0	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	74%/74%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$202.8	$15.1		$21.5	$217.9		$224.3

_________

43

Development and Redevelopment Activity
Supplemental Report – September 30, 2022

__________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.
Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at September 30, 2022 as follows:

Development costs above	$166.7
Unconsolidated projects (a)	(14.7)
Projects in redevelopment or partial development (b)	76.2
Deferred costs and other amounts	(5.7)
Impairment charges taken	(36.1)
Total per consolidated balance sheet	$186.4

(a)
Relates to 1238 Wisconsin Avenue
(b)
Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $202.8 reflects the historical carrying value of the entire property (including its initial acquisition cost).

44

Important Notes
Supplemental Report – September 30, 2022

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

45